Investment Income	12 Months Ended
Jun. 30, 2019
Analysis of income and expense [abstract]
Investment Income
INVESTMENT INCOME

ACCOUNTING POLICY

Interest income is recognised on the effective interest method, taking into account the principal outstanding and the effective rate over the period to maturity, when it is determined that such income will accrue to the group. Dividend income is recognised when the shareholder's right to receive payment is established. This is recognised at the last date of registration.

Cash flows from interest and dividends received are classified under operating activities in the cash flow statement.

	SA rand
Figures in million	2019	2018	2017

Interest income from financial assets at amortised cost	244	272	264
Net gain on financial instruments[1]	64	71	4

Total investment income	308	343	268
[1] Primarily relates to the environmental trust funds and the social trust fund (refer to note 16) and also includes the fair value movement of the ARM BBEE Trust loan (refer to note 17).